Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Otter Tail Ag Enterprises, LLC (the “Company”) on Form 10-K for the year ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), I, Anthony Hicks, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 31, 2009

/s/ Anthony Hicks
Anthony Hicks
Chief Executive Officer and Chief Financial Officer
(principal executive officer and principal financial
officer)